UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 31, 2005
SUSQUEHANNA MEDIA CO.
(Exact name of registrant as specified in charter)

Delaware	333-80523	23-2722964
(State or other jurisdiction	(Commission file number)	(IRS employer
of incorporation)		identification no.)
140 East Market Street, York, PA 17401
(Address of principal executive offices)
Registrant’s telephone number, including area code: (717) 848-5500
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Susquehanna Cable Co. (“Cable”) is a subsidiary of Susquehanna Media Co. (“Media”), the Registrant. Susquehanna Pfaltzgraff Co. is Media’s corporate parent and owns all of Media’s voting common stock.
On October 31, 2005, Cable entered into an Asset Purchase Agreement (“APA”) with Comcast Corporation (“Comcast”) wherein, pursuant to certain terms and conditions, Cable and its subsidiaries agreed to sell its assets to Comcast for $775 million cash.
Concurrently, Media, Cable, Susquehanna Pfaltzgraff Co. and Lenfest York, Inc. (“Lenfest”) entered into a Redemption Agreement. Lenfest is a Comcast affiliate and owns approximately 30% of Cable. Under terms and conditions described therein, Cable agreed to redeem Media’s stock ownership interest immediately after consummation of the transaction contemplated by the APA.
A first half 2006 closing is anticipated, subject to regulatory and other closing conditions.
Some of the statements in this report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Certain, but not necessarily all, of such forward-looking statements can he identified by the use of forward-looking terminology, such as “believes," “expects,” “may,” “will,” “should,” or “anticipates” or the negative thereof or other variations thereof or comparable terminology, or by discussion of strategies, each of which involves risks and uncertainties. All statements other than historical facts included herein, including those regarding market trends, Media’s financial position, business strategy, projected plans, estimated impact of accounting treatment changes, estimated SEC filing dates, and objectives of management for future operations, and the potential sale of Media’s businesses are forward-looking statements. Many of these risks are discussed in Media’s Annual Report on Form 10-K for the year ended December 31, 2004. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results or performance of Media to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, but are not limited to, general economic and business conditions (both nationally and in Media’s markets), acquisition opportunities and Media’s ability to integrate successfully any such acquisitions, our ability to successfully enter new lines of business, from time to time, such as telephony, meet expectations and estimates concerning future financial performance, financing plans, Media’s ability to service its outstanding indebtedness, any potential sale of the Radio and Cable businesses, the impact of competition, existing and future regulations affecting Media’s business, possible nonrenewal of cable franchises, decreases in Media’s customers advertising expenditures and other factors over which Media may have little or no control.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to he signed on its behalf by the undersigned hereunto duly authorized.

Date November 1, 2005	SUSQUEHANNA MEDIA CO. Registrant
	By:	/s/ John L. Finlayson
Vice President and Chief Financial Officer

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